OFFICE USE

BRITISH COLUMBIA

Ministry of Energy and Mines, Energy and Minerals Division — Mineral Titles Branch

RECORD OF 4 POST CLAIM

Mineral Tenure Act, Section 27

Mining Division ______________ Tenure Number ______________

DO NOT WRITE IN THIS AREA

______________ Gold Commissioner Date of Record ______________

APPLICATION TO RECORD A 4 POST CLAIM

I, William E. Lumley (Name of Locator) AGENT FOR Terry G. Cook (Name(s))

338 - 500 Dunsmuir St (Address) | 2888 W 31st Ave (Address)

Vancouver BC | Vancouver BC

V6B 1Y2 (Postal Code) 604 715 4182 (Telephone) | V6L 2A2 (Postal Code) 604 880 9500 (Telephone)

Client Number ~~[illegible]~~ 116166 Client Number(s) 139879

hereby apply for a record of a 4 post claim for the location as outlined on the attached copy of mineral titles reference map number(s) 82F046/036, in the NELSON Mining Division.

ACCESS Describe how you gained access to the location; include reference to roads, trails, topographic features, permanent landmarks and a description of the legal corner post location.

Access by helicopter from Nelson airport 15.5 miles at bearing 078° to ridge between [illegible] & Hughes Ck - 7.5 [illegible] [illegible] point [illegible] Post. Post is located at co-ordinates: 49° 24' 53.5 N & 116° 58' 99.8 W. (Taken from GPS on helicopter)

(continue description on reverse)

GPS Co-ordinates taken of posts: Yes ☐ No ☐ If yes, complete information chart on reverse

TAG INFORMATION

I have securely fastened the metal identification tag embossed "LEGAL CORNER POST" to the legal corner post (or witness post*) and impressed this information on the tag:

LEGAL CORNER POST

TAG No 245156

CLAIM NAME JC - 3

LOCATOR William E Lumley

FMC No. 116166

AGENT FOR Terry G. Cook

FMC No. 139879

DATE COMMENCED Feb 19 2004

TIME 2:15 pm

DATE COMPLETED Feb 19 2004

TIME 2:00 pm

IDENTIFICATION POSTS NOT PLACED

were 03 18 - 46, 46 35 - 55, 55 36 - 06, 06 45 - 18, 55

because Topography + snow conditions

* If a witness post was placed for the legal corner post:

Bearing from witness post to true position of legal corner post is ________ degrees,

at a distance of ________ metres.

Bearing from identification post to witness post is ________ degrees, at a distance of ________ metres.

NOTE: Legal corner post can be witnessed only if it was not feasible to place any posts.

NUMBER OF CLAIM UNITS

N ______ S 5 E 4 W ______

408443

ACKNOWLEDGEMENT

I have complied with all the terms and conditions of the *Mineral Tenure Act* and Regulation pertaining to the location of 4 post claims and have attached a plan of the location on which the positions of the legal corner post and all other corner posts (and witness and identification posts if applicable) are indicated. The tag information supplied above is the identical information that I impressed upon the tag affixed to the applicable post when I located this claim, and this information is true and correct.

William E Lumley

Signature of Locator

SUB-RECORDER RECEIVED MAR 2 - 2004 M.R.# 3 $1200.00 VANCOUVER, B.C. RECORDING STAMP

C-12/94/05

MTL 103 REV. 03/06